SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        August 29, 2001
                                                        ---------------



                              KIRLIN HOLDING CORP.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-25336                11-3229358
----------------------------     -----------------     --------------------
(State or Other Jurisdiction     (Commission File       (IRS Employer
    of Incorporation)                 Number)           Identification No.)



6901 Jericho Turnpike, Syosset, NY                           11791
------------------------------------------             ------------------
(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code       (800) 899-9400
                                                      --------------------



                                Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.      Acquisition or Disposition of Assets

        On August 29, 2001, of Kirlin Holding Corp. ("Company") and its a wholly-owned subsidiary, Kirlin Securities, Inc, ("Kirlin"), completed the transactions with M.S. Farrell & Co., Inc ("Farrell") contemplated by an agreement, dated April 3, 2001, as amended by an amendment, dated August 29, 2001 (together, the "Agreement"), among the Company and Kirlin, on one hand, and Farrell, M.S. Farrell Holdings Corp., the sole stockholder of Farrell, and certain individual stockholders of the parent company

        Pursuant to the Agreement, Farrell transferred to Kirlin (i) Farrell's customer accounts; (ii) Farrell's leases for offices located in Fort Lauderdale, Florida and Red Bank, New Jersey, and agreed to permit Kirlin to occupy Farrell's office space located in New York, New York; and (iii) certain of Farrell's furniture, fixtures and equipment. In consideration for the transfer, the Company issued to Farrell a Warrant to purchase 1,200,000 shares of common stock of the Company. The Warrant is exercisable at a per share price of $1.50 and is exercisable for ten years.

        In connection with the transaction, Kirlin offered employment to all of the registered representatives and most of the other employees of Farrell. Kirlin entered into employment agreements with seven key employees of Farrell and granted to such employees, pursuant to the Company's 1994 Stock Plan, options to purchase an aggregate of 2,591,429 shares of common stock of the Company. These options are exercisable at a per share price of $1.50 and become exercisable, based upon continued employment, in installments of 28.575% commencing on August 29, 2001, 28.575% commencing on August 29, 2002 and 42.85% commencing on August 29, 2003.

        As part of the transaction, the Company and Kirlin agreed, for a period of 30 months after the closing, that they would nominate to their respective board of directors a designee selected by Farrell. Upon the closing of this transaction, Martin F. Schacker was appointed a director of both the Company and Kirlin.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired*

         (b)      Pro Forma Financial Information*

         (c)      Exhibits

Exhibit
Number and Description
----------------------

10.16 Agreement, dated April 3, 2001, among Kirlin Holding Corp and , Kirlin Securities, Inc., on one hand, and M. S. Farrell & Co., Inc., M.S. Farrell Holdings, Inc., and certain stockholders of M.S. Farrell Holdings, Inc., on the other hand.

10.17 Amendment, dated August 29, 2001, to Agreement, dated April 3, 2001, among Kirlin Holding Corp and , Kirlin Securities, Inc., on one hand, and M. S. Farrell & Co., Inc., M.S. Farrell Holdings, Inc., and certain stockholders of M.S. Farrell Holdings, Inc., on the other hand.

10.18   Warrant, dated August 29, 2001, issued to M.S. Farrell & Co., Inc.

10.19 Employment Agreement, dated April 3, 2001, between Kirlin Securities, Inc., and Martin F. Schacker.

10.20 Stock Option Agreement, dated April 3, 2001, between Kirlin Holding Corp. and Martin F. Schacker.


-------------------------------------------------------------------------------

Financial Statements of Business Acquired for the periods specified in Rule 3-05(b of Regulation S-K and Pro forma financial statements as required pursuant to Article 11 of Regulation S-X shall be filed by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     September 13, 2001            KIRLIN HOLDING CORP.
                                         (Registrant)



                                        By: /s/ Anthony J. Kirincic
                                           -------------------------------
                                            Anthony J. Kirincic
                                            President

                                 EXHIBIT INDEX

Exhibit
Number and Description
----------------------

10.16 Agreement, dated April 3, 2001, among Kirlin Holding Corp and , Kirlin Securities, Inc., on one hand, and M. S. Farrell & Co., Inc., M.S. Farrell Holdings, Inc., and certain stockholders of M.S. Farrell Holdings, Inc., on the other hand.

10.17 Amendment, dated August 29, 2001, to Agreement, dated April 3, 2001, among Kirlin Holding Corp and , Kirlin Securities, Inc., on one hand, and M. S. Farrell & Co., Inc., M.S. Farrell Holdings, Inc., and certain stockholders of M.S. Farrell Holdings, Inc., on the other hand.

10.18   Warrant, dated August 29, 2001, issued to M.S. Farrell & Co., Inc.

10.19 Employment Agreement, dated April 3, 2001, between Kirlin Securities, Inc., and Martin F. Schacker.

10.20 Stock Option Agreement, dated April 3, 2001, between Kirlin Holding Corp. and Martin F. Schacker.